VARIABLE INTEREST ENTITY (VIEs) VARIABLE INTEREST ENTITY (VIEs) - Summary of Payment Obligations Under the Bareboat Charter (Details) - Golar Eskimo - Variable Interest Entity, Primary Beneficiary - Eskimo SPV Agreement
$ in Thousands
Dec. 31, 2015 USD ($)
Variable Interest Entity [Line Items]
2016	$ 12,825
2017	12,825
2018	12,825
2019	12,825
2020	12,825
After 2020	$ 61,982